Exhibit 99.1

DA-LITE SCREEN COMPANY, INC.

LETTER OF TRANSMITTAL

Offer to Exchange Its

12  1/2% Senior Notes due 2015

Which Have Been Registered Under The Securities Act of 1933

For Any and All of Its Outstanding

12  1/2% Senior Notes due 2015

Pursuant to the Prospectus dated June     , 2010

The Exchange Offer and Withdrawal Rights Will Expire

at 5:00 p.m., New York City Time,

on              , 2010, Unless Extended (the “Expiration Date”)

The Exchange Agent for the Exchange Offer is:

Wilmington Trust Company

By Certified or Registered Mail:	By Regular Mail or Overnight Courier:	By Hand:
Wilmington Trust Company	Wilmington Trust Company	Wilmington Trust Company
Rodney Square North	Rodney Square North	Rodney Square North
1100 North Market Street	1100 North Market Street	1100 North Market Street
Wilmington, DE 19890-1615	Wilmington, DE 19890-1615	Wilmington, DE 19890-1615

By Facsimile (Eligible Institutions Only):

(302) 636-4139, Attention: Exchanges

Confirm by Telephone:

(302) 636-6181

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute valid delivery.

This Letter of Transmittal is being furnished by Da-Lite Screen Company, Inc. (the “Company”) in connection with its offer to exchange its 12 1/2% Senior Notes due 2015 (the “Original Notes”), that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under that certain Indenture dated as of March 24, 2010 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee, for a like amount of its newly issued 12 1/2% Senior Notes due 2015 (the “Exchange Notes”) which have been registered under the Securities Act. The Company has prepared and delivered to holders of the Original Notes a Prospectus dated June     , 2010 (as the same may be amended or supplemented from time to time, the “Prospectus”). The Prospectus and this Letter of Transmittal and related materials together constitute the Company’s offer (the “Exchange Offer”).

For each Original Note accepted for exchange, the holder will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes, or if no interest has been paid, from the issue date of the Original Notes. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from the issue date of the Original Notes. Original Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Original Notes are accepted for exchange will not receive any payment of interest on the Original Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.

The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2010 (the “Expiration Date”) unless extended, in which case the term “Expiration Date” shall mean the last time and date to which the Exchange Offer is extended.

This Letter of Transmittal is to be completed by a holder (a) if certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through the DTC Automated Tender Offer Program (“ATOP”), and an Agent’s Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer – Guaranteed Delivery Procedures.”

Holders of Original Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent’s account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer – Guaranteed Delivery Procedures” in the Prospectus. See Instructions 1 and 3. Holders of Original Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Original Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Original Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (302) 636-6181 OR AT ITS ADDRESS SET FORTH ABOVE.

Holders who wish to tender their Original Notes must complete Box 1, Box 2 and Box 4 and must sign this Letter of Transmittal in Box 4.

BOX 1

TENDER OF ORIGINAL NOTES

☐	CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED ORIGINAL NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:

Transaction Code Number:

List below the Original Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Original Notes will be accepted only in principal amounts of integral multiples of $2,000 or integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

BOX 2

DESCRIPTION OF ORIGINAL NOTES TENDERED

Name(s) and address(es) of registered holder(s), exactly as name(s) appear(s) on Original Notes, or on a security position	Certificate number(s) of Original Notes*	Aggregate principal amount represented by certificate(s)	Aggregate principal amount tendered**

*	DOES NOT need to be completed if Original Notes are tendered by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Original Notes represented by tendered certificates. See Instruction 1.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Original Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Original Notes.

BOX 3

SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 2 AND 3)

Complete the information in the blanks below this paragraph ONLY if (1) either (a) the Exchange Notes issued in exchange for Original Notes tendered hereby, or (b) the Original Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled “Description of Original Notes Tendered” within this Letter of Transmittal, or if (2) either (a) the Exchange Notes that are delivered by book-entry transfer or (b) the Original Notes delivered by book-entry transfer which are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled “Tender of Original Notes.”

☐	Issue Exchange Notes or return unexchanged Original Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit Exchange Notes or unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below:

Complete the following only if certificates for Exchange Notes or for unexchanged Original Notes are to be sent to someone other than the person named above or to that person at an address other than that shown in Box 2 entitled “Description of Original Notes Tendered.”

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned is a holder of 12 1/2% Senior Notes due 2015 (the “Original Notes”) issued by Da-Lite Screen Company, Inc. (the “Company”) under that certain Indenture dated as of March 24, 2010 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee.

The undersigned acknowledges receipt of the Prospectus dated June     , 2010 (the “Prospectus”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $105 million of its newly issued 12 1/2% Senior Notes due 2015 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like amount of its Original Notes that were issued and sold in a transaction exempt from registration under the Securities Act.

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Original Notes indicated in Box 2 above entitled “Description of Original Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Original Notes described in that table). The undersigned acknowledges and agrees that Original Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Original Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Original Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints Wilmington Trust Company, as Exchange Agent (the “Exchange Agent”) the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Original Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Original Notes and all evidences of transfer and authenticity to, or transfer ownership of such Original Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Original Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

If the undersigned is not the registered holder of the Original Notes listed in Box 2 above labeled “Description of Original Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” or such registered holder’s legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Original Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal. The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby, and that when those Original Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and those Original Notes will not be subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby.

The undersigned acknowledges and agrees that a tender of Original Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Original Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned understands that the Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2010, unless extended by the Company in its sole discretion or earlier terminated (the “Expiration Date”).

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Original Notes may be withdrawn at any time prior to the Expiration Date. See “The Exchange Offer – Withdrawal of Tenders” in the Prospectus.

The undersigned hereby represents and warrants that: (i) the undersigned is acquiring the Exchange Notes in the ordinary course of the undersigned’s business; (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution of the Original Notes or the Exchange Notes; (iii) the undersigned is not an “affiliate” (as defined under the Securities Act) of the Company; and (iv) the undersigned is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for any Original Notes acquired by it as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the Exchange Notes. By so acknowledging and by delivering a copy of the Prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

Original Notes properly tendered and not withdrawn will be accepted promptly after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Exchange Notes promptly following acceptance of the tendered Original Notes. The Exchange Offer is subject to certain conditions, as more particularly set forth in the Prospectus. See “The Exchange Offer – Conditions of the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Original Notes tendered hereby. In that event, the Original Notes not accepted for exchange will be promptly returned to the undersigned at the address shown in Box 2, “Description of Original Notes Tendered,” unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions.”

Unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions,” the undersigned hereby requests that any Original Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Original Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Original Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

In the event that Box 3, “Special Issuance/Delivery Instructions,” is completed, the undersigned hereby requests that any Original Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Original Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Original Notes, be credited to the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance/Delivery Instructions” box to transfer any Original Notes from the names of the registered holder(s) thereof or to issue any Exchange Notes in the name(s) of anyone other than the name(s) of the Original Notes in respect of which those Exchange Notes are issued, if the Company does not accept for exchange any of the principal amount of such Original Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Original Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Original Notes (or defectively tendered Original Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that the delivery and surrender of the Original Notes is not effective, and the risk of loss of the Original Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent’s Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Original Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

(Include Zip Code)

If the undersigned is not a broker-dealer, the undersigned represents that: (i) it is acquiring the Exchange Notes in the ordinary course of the undersigned’s business; (ii) it has no arrangement or understanding with any person to participate in a distribution of the Original Notes or the Exchange Notes; (iii) it is not an “affiliate” (as defined under the Securities Act) of the Company; and (iv) the undersigned is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for any Original Notes acquired by it as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the Exchange Notes.

BOX 4

PLEASE SIGN HERE

(To be completed by all tendering holders of Original Notes regardless of whether Original Notes are being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Original Notes listed in Box 2 above labeled “Description of Original Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Original Notes described in that box).

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Original Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Original Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

(SEE GUARANTEE REQUIREMENT BELOW)

Dated

Name(s)

(Please Print)

Capacity (full title)

Area Code and Telephone No.

Tax Identification or Social Security No.

SIGNATURE GUARANTEE

(IF REQUIRED — SEE INSTRUCTIONS 2 AND 3)

Authorized Signature:

Name of Firm:

(Place Seal Here)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Original Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Original Notes are being delivered by book-entry transfer, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

To validly tender Original Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Original Notes, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Original Notes must comply with the guaranteed delivery procedures set forth below.

Holders of Original Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Original Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer – Guaranteed Delivery Procedures.” Pursuant to those procedures, (a) tender must be made by an Eligible Institution (as defined below), (b) the Exchange Agent must have received from the Eligible Institution, prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, overnight courier, hand delivery or, for eligible institutions only, by facsimile transmission or otherwise), and (c) the certificates for all physically delivered Original Notes in proper form for transfer or an Agent’s Message as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) business days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer – Guaranteed Delivery Procedures.”

As used herein, “Eligible Institution” means a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR ORIGINAL NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, WE RECOMMEND THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Original Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Original Notes. The interpretation by the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Original Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Original Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

2. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If the registered holders of the Original Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Original Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

If any of the Original Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Original Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Original Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the Original Notes tendered hereby, no endorsements of the Original Notes or separate instruments of transfer are required unless payment is to be made, or Original Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Original Notes or instruments of transfer must be guaranteed by an Eligible Institution.

This Letter of Transmittal and Original Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

If this Letter of Transmittal is signed other than by the registered holder(s) of the Original Notes tendered hereby, such Original Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Original Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Original Notes and signatures on those Original Notes or instruments of transfer and proxy are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

3. Signature Guarantees. No signature guarantee on this Letter of Transmittal is required if (a) the Original Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Original Notes) that has not completed Box 3 entitled “Special Issuance/Delivery Instructions” in this Letter of Transmittal, or (b) the Original Notes are tendered for the account of a firm that is an Eligible Institution. If the Original Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Original Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Exchange Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Original Notes must be guaranteed by an Eligible Institution. See Instructions 1 and 2.

4. Transfer Taxes. Except as set forth in this Instruction 4, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Original Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes are to be issued or delivered to, or if Original Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Original Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

5. Withdrawal Rights. Original notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless earlier accepted. For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date, unless earlier accepted. Any notice of withdrawal must (a) specify the name of the person who tendered the Original Notes, (b) identify the Original Notes to be withdrawn (including the certificate number or numbers of any physically delivered Original Notes and the principal amount of the Original Notes), and (c) be signed in the same manner required by the Letter of Transmittal by which the Original Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company in its sole discretion, whose determination will be final and binding on all parties. The Original Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder promptly after withdrawal. Properly withdrawn Original Notes may be retendered on or prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal.

Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

6. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

7. Substitute Form W-9. Under U.S. federal income tax law, each holder surrendering Original Notes for exchange is required to provide the Exchange Agent with a correct taxpayer identification number on the attached Substitute Form W-9. Please see “IMPORTANT TAX INFORMATION” below.

8. Miscellaneous. The Exchange Agent is not under any duty to give notification of defects in any Letter of Transmittal or facsimile or in any other required documents and shall not incur any liability for failure to give such notification. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Prospectus are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal. The Exchange Agent has no fiduciary duties to the holders in the Exchange Offer, and is acting solely on behalf of the Company.

In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Original Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:

Wilmington Trust Company

By Certified or Registered Mail:	By Regular Mail or Overnight Courier:	By Hand:
Wilmington Trust Company	Wilmington Trust Company	Wilmington Trust Company
Rodney Square North	Rodney Square North	Rodney Square North
1100 North Market Street	1100 North Market Street	1100 North Market Street
Wilmington, DE 19890-1615	Wilmington, DE 19890-1615	Wilmington, DE 19890-1615

By Facsimile (Eligible Institutions Only):

(302) 636-4139, Attention: Exchanges

Confirm by Telephone:

(302) 636-6181

IMPORTANT TAX INFORMATION

The following is a summary of the tax certification requirements for prospective U.S. Holders and Non-U.S. Holders (as those terms are defined in the Prospectus). If a Holder satisfied the certification requirements described below for the Original Notes, then no additional certification is required for the Exchange Notes. For a summary of the material U.S. federal income tax consequences of the purchase, ownership and disposition of the Exchange Notes (including the requirements that must be met to avoid backup withholding and U.S. federal income tax withholding), Holders should refer to the “Summary of U.S. Federal Income Tax Considerations” section of the Prospectus.

U.S. HOLDERS: PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding (currently at a rate of 28%) on any payments received in respect of the Exchange Notes, each prospective U.S. Holder generally must provide the Exchange Agent with such prospective U.S. Holder’s correct taxpayer identification number (“TIN”) and generally must certify that (i) the TIN provided is correct (or that such prospective U.S. Holder is awaiting a TIN), (ii) the prospective U.S. Holder is not subject to backup withholding and (iii) the prospective U.S. Holder is a U.S. person (as defined in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9). A prospective U.S. Holder generally must use the attached Substitute Form W-9 to provide its TIN to the Exchange Agent and give the certifications described above. Exempt prospective U.S. Holders (including, among others, all corporations) should indicate their exempt status on the Substitute Form W-9.

If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which TIN to report. If the Exchange Agent is not provided with the correct TIN, a prospective U.S. Holder may be subject to a $50 penalty imposed by the IRS.

NON-U.S. HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE IRS FORM W-8

To prevent the withholding of U.S. federal income tax at a 30% rate and backup withholding on any payments received in respect of the Exchange Notes, each prospective Non-U.S. Holder generally must certify, under penalties of perjury, to the Exchange Agent that such owner is a Non-U.S. Holder and must provide such owner’s name, address and U.S. TIN, if any, and must otherwise satisfy documentary evidence requirements. A prospective Non-U.S. Holder generally may give the certification described above on IRS Form W-8BEN, which generally is effective for the remainder of the year of signature plus three full calendar years, unless a change in circumstances makes any information on the form incorrect. Special rules apply to foreign partnerships. In general, the foreign partnership will be required to provide a properly executed IRS Form W-8IMY and attach thereto an appropriate certification from each partner. Finally, if a prospective Non-U.S. Holder is engaged in a U.S. trade or business, and if interest on an Exchange Note will be effectively connected with the conduct of such trade or business, the Non-U.S. Holder should provide a properly executed IRS Form W-8ECI. The Exchange Agent will provide a prospective Non-U.S. Holder with an IRS Form W-8 upon request.

PAYER’S NAME: WILMINGTON TRUST COMPANY

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

Name (as shown on your income tax return)
Business name, if different from above

Check appropriate box:     ☐ Individual/Sole proprietor     ☐ Corporation     ☐ Partnership

☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership):                ☐ Other (see guidelines):

	☐	Exempt payee
Address (number, street, and apt. or suite no.)
City, state, and ZIP code

PART I — TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the box to the right. The TIN provided must match the name given above to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”). For other entities, it is your employer identification number (EIN). If you do not have a number, see “How to get a TIN” in the Guidelines.
Social security number

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.	OR
Employer identification number

PART II — CERTIFICATION

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. citizen or other U.S. person (defined in the Guidelines).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature of U.S. person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NON-U.S. HOLDERS: IN LIEU OF COMPLETING THE SUBSTITUTE FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer

Social Security numbers (SSNs) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SSN of:	For this type of account:		Give the name and EIN of:

1.	Individual	The individual	6.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate or pension trust	Legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or person) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service (IRS) encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number (TIN) of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use the Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to Wilmington Trust Company (the requester) and, when applicable, to (1) certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) certify that you are not subject to backup withholding, or (3) claim exemption from backup withholding if you are a U.S. exempt payee.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in U.S. Treasury regulations section 301.7701-7).

Foreign Person

If you are a foreign person, do not use the Substitute Form W-9. Instead, use the appropriate IRS Form W-8 (see IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident Alien Individuals Who Become Resident Aliens

If you are a resident alien individual who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to the Substitute Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

What is Backup Withholding?

Persons making certain payments to you must under certain conditions withhold and pay to the IRS a certain percentage (currently 28%) of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester,

2.	You do not certify your TIN when required (see the instructions under “Part II — Certification” below for details),

3.	The IRS tells the requester that you furnished an incorrect TIN,

4.	The IRS tells you that you are subject to backup withholding because you did not report all interest and dividends on your tax return (for reportable interest and dividends only), or

5.	You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate IRS Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of U.S. federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under U.S. Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Payments of interest and dividends may be exempt from backup withholding if made to an exempt payee other than exempt payee in category (9), below. Payments for broker transactions may be exempt from backup withholding if made to exempt payees in categories (1) through (13), below, or to a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments for barter exchange transactions and patronage dividends may be exempt from backup withholding if made to exempt payees in categories (1) through (5), below. Payments over $600 required to be reported and direct sales over $5,000 generally may be exempt if made to exempt payees in categories (1) through (7), below. Unless otherwise indicated, all “section” references below are to sections of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a list of payees exempt from backup withholding:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in section 4947.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see “How to get a TIN” below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see “Limited liability company (LLC)” above), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart above for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or IRS Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get IRS Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8.

Part II — Certification

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees see “Exempt Payee” above.

You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

Privacy Act Notice

Section 6109 of the Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold currently 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.